LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A



COLLECTION PERIOD:                                  AUGUST 1-31, 2005              PAYMENT DATE:     SEP 15 2005
DETERMINATION DATE:                                 SEP 08 2005                    REPORT BRANCH:    2051
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INITIAL DEAL                                                 TOTAL        CLASS A-1      CLASS A-2       CLASS A-3       CLASS A-4
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Class Percentages                                              100.00%         13.43%          38.00%          28.57%         20.00%
Initial Pool Balance                                    303,017,069.52  40,690,863.62  115,146,486.42   86,576,305.58  60,603,413.90
Prefunding                                               46,982,930.48   6,309,136.38   17,853,513.58   13,423,694.42   9,396,586.10
Total Balance                                           350,000,000.00  47,000,000.00  133,000,000.00  100,000,000.00  70,000,000.00
Note Balance Total                                      350,000,000.00  47,000,000.00  133,000,000.00  100,000,000.00  70,000,000.00
Number of Contracts                                             16,520
Class Pass Through Rates                                                       3.346%           3.82%           4.08%          4.25%
Servicing Fee Rate                                            1.75000%
Indenture Trustee Fee                                         0.00300%
Custodian Fee                                                 0.02000%
Backup Servicer Fee                                           0.02000%
Insurance Premium Fee                                         0.20000%
Demand Note Rate                                              5.25000%

Initial Weighted Average APR                                 11.23900%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                                  0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio           11.23900%
Initial Weighted Average Remaining Term                          64.00
Initial Weighted Average Original Term                           68.00
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CURRENT MONTH CERTIFICATE
     BALANCES                                               TOTAL        CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4
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BOP:
Prior Month Pool Balance                                328,717,195.69  25,717,195.68  133,000,000.00  100,000,000.00  70,000,000.00
Prefunding Pool Balance                                           0.00           0.00            0.00            0.00           0.00
Total Pool Balance                                      328,717,195.69  25,717,195.68  133,000,000.00  100,000,000.00  70,000,000.00
Total Note Balance                                      325,655,461.67  22,655,461.67  133,000,000.00  100,000,000.00  70,000,000.00

EOP:
Number of Current Month Closed Contracts                           416
Number of Reopened Loans                                          0.00
Number of Contracts - EOP                                       17,654
Pool Balance  -  EOP                                    317,307,311.92  14,307,311.91  133,000,000.00  100,000,000.00  70,000,000.00
Prefunding Pool Balance                                           0.00           0.00            0.00            0.00           0.00
Total Pool Balance  -  EOP                              317,307,311.92  14,307,311.91  133,000,000.00  100,000,000.00  70,000,000.00
Total Note Balance - EOP                                312,824,164.19   9,824,164.19  133,000,000.00  100,000,000.00  70,000,000.00

Class Collateral Pool Factors                               0.89378333     0.20902477      1.00000000      1.00000000     1.00000000

Weighted Average APR of Remaining Portfolio                  11.36094%
Weighted Average Monthly Dealer
      Participation Fee Rate                                  0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio            11.36094%
Weighted Average Remaining Term                                  62.67
Weighted Average Original Term                                   68.46


                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


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TOTAL DISTRIBUTION AMOUNT                                                                                                CONTRACTS
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     Monthly Payments:                        Principal                                                4,929,918.03
                                              Interest                                                 3,082,307.75
     Early Payoffs:                           Principal Collected                                      6,161,233.99
                                              Early Payoff Excess Servicing Compensation                     108.57
                                              Early Payoff Principal Net of Rule of 78s Adj.           6,161,125.42         395
                                              Interest                                                    70,455.88
     Liquidated Receivable:                   Principal Collected                                         49,751.00
                                              Liquidated Receivable Excess Servicing Compensation              0.00
                                              Liquidated Receivable Principal Net of Rule of 78s Ad       49,751.00          20
                                              Interest                                                     1,910.64
     Purchase Amount:                         Principal                                                   11,717.45           1
                                              Interest                                                       728.72
                                                            Total Principal                           11,152,511.90
                                                            Total Interest                             3,155,402.99
                                                            Total Principal and Interest              14,307,914.89
     Recoveries                                                                                          155,898.38
     Excess Servicing Compensation                                                                           108.57
     Late Fees & Miscellaneous Fees                                                                       60,504.44
     Collection Account Customer Cash                                                                 14,524,426.28
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                                 28,613.88
     Prefunding Account Investment Income                                                                      0.00
     Mandatory Special Redemption                                                                              0.00
     Available Funds                                                                                  14,553,040.16

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                                                                                                      DISTRIBUTION   SHORTFALL/DRAW
DISTRIBUTION                                                                                             AMOUNT     DEFICIENCY CLAIM
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                                                                                                      14,553,040.16
Monthly Dealer Participation Fee                                                            0.00      14,553,040.16        0.00
Prior Unpaid Dealer Participation Fee                                                       0.00      14,553,040.16
Servicing Fees:                               Current Month Servicing Fee             479,379.24
                                              Prior Period Unpaid Servicing Fee             0.00
                                              Late Fees & Miscellaneous Fees           60,504.44
                                              Excess Servicing Compensation               108.57
                                                            Total Servicing Fees      539,992.25      14,013,047.91        0.00
Indenture Trustee Fee                                                                     814.14      14,012,233.77        0.00
Custodian Fee                                                                           5,478.62      14,006,755.15        0.00
Backup Servicer Fee                                                                     5,478.62      14,001,276.53        0.00
Prior Unpaid Indenture Trustee Fee                                                          0.00      14,001,276.53        0.00
Prior Unpaid Custodian Fee                                                                  0.00      14,001,276.53        0.00
Prior Unpaid Backup Servicer Fee                                                            0.00      14,001,276.53        0.00
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                                                                       Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


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                                                                                                      DISTRIBUTION   SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                                   AMOUNT     DEFICIENCY CLAIM
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Class A-1 Note Interest:                      Current Month                            65,276.68      13,935,999.85        0.00
                                              Prior Carryover Shortfall                     0.00      13,935,999.85
Class A-2 Note Interest:                      Current Month                           423,383.33      13,512,616.52        0.00
                                              Prior Carryover Shortfall                     0.00      13,512,616.52
Class A-3 Note Interest:                      Current Month                           340,000.00      13,172,616.52        0.00
                                              Prior Carryover Shortfall                     0.00      13,172,616.52
Class A-4 Note Interest:                      Current Month                           247,916.67      12,924,699.85        0.00
                                              Prior Carryover Shortfall                     0.00      12,924,699.85
Principal Payment Amount:                     Current Month                         8,348,149.75       4,576,550.10        0.00
                                              Prior Carryover Shortfall                     0.00       4,576,550.10
Certificate Insurer:                          Reimbursement Obligations                     0.00       4,576,550.10        0.00
                                              Premium                                  52,137.49       4,524,412.61        0.00
Demand Note Interest Payment Amount           Current Month                            53,593.70       4,470,818.91        0.00
                                              Prior Carryover Shortfall                     0.00       4,470,818.91        0.00
Demand Note                                   Reimbursement                                 0.00       4,470,818.91        0.00
Expenses:                                     Trust Collateral/Reimbursement                0.00       4,470,818.91        0.00
                                              Indenture Trustee                             0.00       4,470,818.91        0.00
                                              Backup Servicer                               0.00       4,470,818.91        0.00
                                              Custodian                                     0.00       4,470,818.91        0.00
Distribution to (from) the Spread Account                                           4,470,818.91               0.00

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LIQUIDATED RECEIVABLES
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                                                                                                          Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                                   Balance       Units
     BOP Liquidated Receivable Principal Balance              307,122.87      BOP Cram Down loss Balance       0.00        0.00
     Current Month Cram Down Loss                                   0.00      Current Month Cram Down Loss     0.00        0.00
     Liquidation Principal Proceeds                            49,751.00
     Principal Loss                                           257,371.87
     Prior Month Cumulative Principal Loss LTD                 63,689.62
     Cumulative Principal Loss LTD                            321,061.49      Cumulative Cram Down Loss        0.00        0.00

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STATISTICAL INFORMATION
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                                                                                     % OF TOTAL POOL
DELINQUENCY STATUS:                           # OF CONTRACTS           AMOUNT             BALANCE

     Current                                        14,435        266,914,776.43          84.12%
     1-29 Days                                       3,010         47,756,378.44          15.05%
     30-59 Days                                        142          1,779,005.84           0.56%
     60-89 Days                                         50            634,208.78           0.20%
     90-119 Days                                        17            222,942.43           0.07%
     120 Days or More                                    0                  0.00           0.00%
                                      Total         17,654        317,307,311.92         100.00%

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                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                              Trigger           Trigger        Event of Default        Event of
                                         Current Month       Threshold           Event             Threshold           Default

Average Delinquency Ratio                   0.49812%           5.25%               NO                7.25%                NO
Cumulative Default Rate                        0.18%           1.79%               NO                2.08%                NO
Cumulative Loss Rate                           0.04%           0.90%               NO                1.15%                NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:

                                    CERTIFICATE INVENTORY                                            RECOVERY INVENTORY
                                       # OF CONTRACTS        AMOUNT*                                    # OF CONTRACTS      AMOUNT*

Prior Month Inventory                         13          250,514.98            Prior Month Inventory            0             0.00
Repurchased                                    0                0.00                      Repurchased            0             0.00
Adjusted Prior Month Inventory                13          250,514.98   Adjusted Prior Month Inventory            0             0.00
Current Month Repos                           15          213,613.37              Current Month Repos           15       271,648.60
Repos Actually Liquidated                     13          250,514.98     Repos from Trust Liquidation            0             0.00
Repos Liquidated at 60+ or 150+                0                0.00        Repos Actually Liquidated           13       231,300.18
Dealer Payoff                                  0                0.00                    Dealer Payoff            0             0.00
Redeemed / Cured                               3           33,801.11                 Redeemed / Cured            0             0.00
Purchased Repos                                0                0.00                  Purchased Repos            0             0.00
Current Month Inventory                       12          179,812.26          Current Month Inventory            2        40,348.42

                      * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                       # OF CONTRACTS         AMOUNT
Current Month Balance                         20          307,122.87
Cumulative Balance                            27          381,392.69
Current Month Proceeds                                     51,661.64
Cumulative Proceeds                                        62,390.40
Current Month Recoveries                                  155,898.38
Cumulative Recoveries                                     173,462.63

                                                        RECEIVABLES LIQUIDATED AT 150 OR
                                                        MORE DAYS DELINQUENT, 60 OR MORE
                                                        DAYS PAST THE DATE AVAILABLE FOR                  CUMULATIVE RECEIVABLES
                                                        SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:
                                                             Balance          Units                        Balance         Units
Prior Month                                                 3,754.86              2                           0.00             0
Current Trust Liquidation Balance                               0.00              0                           0.00             0
Current Monthly Principal Payments                           (302.02)
Cram Down Loss                                                  0.00
Reopened Loan Due to NSF                                        0.00              1
Current Repurchases                                             0.00              0
Current Recovery Sale Proceeds                                (49.36)             0
Deficiency Balance of Sold Vehicles                             0.00
EOP                                                         3,403.48              3                           0.00             0



                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                                     REQUISITE AMOUNT:   4,374,995.64
Initial Deposit                                                     3,787,713.37
BOP Balance                                                         4,374,995.64
Subsequent Transfer Required Deposit                                        0.00
Remaining Distribution Amount                                       4,470,818.91
Investment Income                                                      12,328.82
Current Month Draw                                                          0.00
EOP Balance Prior to Distribution                                   8,858,143.37

Spread Account Release Amount                                       4,483,147.73

EOP Balance                                                         4,374,995.64

Class A Principal Payment Amount                                    4,483,147.73
Demand Note Supplemental Interest Payment Amount                            0.00
Class R Certificateholder Distribution                                      0.00

     DEMAND NOTE

Demand Note Initial Balance                                        10,605,597.43
Subsequent Transfer                                                 1,644,390.35
Demand Note Amount                                                 12,249,987.78

OVERCOLLATERALIZATION AMOUNT                                        4,483,147.73

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                             21,108,131.16             6.65%

REQUIRED TOTAL ENHANCEMENT AMOUNT                                  31,730,731.19            10.00%

     PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                               46,982,930.48
     BOP Balance                                                            0.00
     Subsequent Transfer                                                    0.00
     Investment Income Earned                                               0.00
     Investment Income Deposited to Note Account                            0.00
     Mandatory Special Redemption                                           0.00

     Remaining Prefunding Balance                                                            0.00
     Undistributed Investment Income                                                         0.00
     EOP Balance Before Release to Servicer                                                  0.00
     Prefunding Account Balance Released to Servicer                        0.00
     EOP Balance                                                            0.00


                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:


     ------------------------------------------------------------------------------------------------------------------
         CUMULATIVE LOSS:                                         CUMULATIVE GROSS DEFAULT:
     ------------------------------------------------------------------------------------------------------------------

         UP TO MONTH     TRIGGER EVENT     EVENT OF DEFAULT       UP TO MONTH     TRIGGER EVENT     EVENT OF DEFAULT
                3             0.90%              1.15%                   3             1.79%              2.08%
                6             1.79%              2.10%                   6             3.58%              3.81%
                9             2.24%              2.67%                   9             4.26%              4.85%
               12             3.58%              3.81%                  12             6.72%              6.92%
               15             4.07%              4.33%                  15             7.74%              7.87%
               18             4.89%              5.19%                  18             9.78%              9.44%
               21             5.33%              6.06%                  21            10.26%              11.02%
               24             5.91%              6.58%                  24            10.74%              11.96%
               27             6.29%              7.10%                  27            11.43%              12.91%
               30             6.86%              7.61%                  30            12.47%              13.84%
               33             7.24%              8.14%                  33            13.16%              14.79%
               36             7.62%              8.48%                  36            13.85%              15.42%
               39             7.81%              8.65%                  39            14.20%              15.73%
               42             8.00%              9.00%                  42            14.54%              16.36%
               45             8.00%              9.00%                  45            14.54%              16.36%
               48             8.00%              9.00%                  48            14.54%              16.36%
               51             8.00%              9.00%                  51            14.54%              16.36%
               54             8.00%              9.00%                  54            14.54%              16.36%
               57             8.00%              9.00%                  57            14.54%              16.36%
               60             8.00%              9.00%                  60            14.54%              16.36%
               63             8.00%              9.00%                  63            14.54%              16.36%
               66             8.00%              9.00%                  66            14.54%              16.36%
               69             8.00%              9.00%                  69            14.54%              16.36%
               72             8.00%              9.00%                  72            14.54%              16.36%
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
     ------------------------------------------------------------

         UP TO MONTH     TRIGGER EVENT     EVENT OF DEFAULT
               12             5.25%              7.25%
               24             6.25%              8.25%
               72             7.25%              9.25%
     ------------------------------------------------------------


                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of August 31, 2005 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2005.

/s/ Maureen E. Morley
---------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7